Exhibit 99.1

DarkPulse, Inc. Appoints George Pappas to the Board of Directors

Mr. Pappas has also been appointed as Chief Government Relations Officer assisting the Company with Foreign and US Governmental agencies

NEW YORK, New York, November 27, 2024, DarkPulse, Inc. (OTC Pink: DPLS) (“DarkPulse”, “DPLS", or "the Company") today announced the Board has appointed Mr. George Pappas as a member of the Board of Directors. Additionally, Mr. Pappas will be Chief Government Relations Officer. Mr. Pappas will serve as a member of the Board until a successor has been elected and qualified.

Mr. Pappas is a national security, foreign policy, intelligence, and special operations expert with over four decades of experience as a government executive, and military officer. Mr. Pappas has served as Staff Director, House Permanent Select Committee on Intelligence; Deputy Chief Financial Executive at the Defense Intelligence Agency; and in other senior posts across the intelligence and special operations communities.

Mr. Pappas’ longstanding relationships and experiences have been critical to the safety and security of the nation.

“I look forward to building the Company with George. His extensive operational experience in both private and public sectors will assist DarkPulse becoming a leader across multiple industries worldwide,” said Dennis O’Leary, DarkPulse Founder and CEO. He continued, “Mr Pappas’ extensive intelligence and security background brings much needed expertise the Company requires as we focus on intelligent infrastructure and national border security deployments globally.”

“It’s a great honor to be asked to join the DarkPulse Board of Directors. As an admirer of DarkPulse’s innovative technology and commitment to excellence, I am excited to play a role in shaping its future success,” said Mr. Pappas.

About DarkPulse, Inc.

DarkPulse, Inc. uses advanced laser-based monitoring systems to provide rapid and accurate monitoring of temperatures, strains, and stresses. The Company’s technology excels when applied to live, dynamic critical infrastructure and structural monitoring, including pipeline monitoring, perimeter and structural surveillance, aircraft structural components and mining safety. The Company's fiber-based monitoring systems can assist markets that are not currently served, and its unique technology covers extended areas and any event that is translated into the detection of a change in strain or temperature. In addition to the Company’s ongoing efforts with respect to the marketing and sales of its technology products and services to its customers, the Company also continues to explore potential strategic alliances through joint venture and licensing opportunities to further expand its global market position. For more information, visit www.DarkPulse.com

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of forward-looking terms such as "believe," "expect," "may," "should," "could," "seek," "intend," "plan," "goal," "estimate," "anticipate" or other comparable terms. All statements other than statements of historical facts included in this news release regarding our strategies, prospects, financial condition, operations, costs, plans, and objectives are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: our ability to successfully market our products and services; the acceptance of our products and services by customers; our continued ability to pay operating costs and ability to meet demand for our products and services; the amount and nature of competition from other security and telecom products and services; the effects of changes in the cybersecurity and telecom markets; our ability to successfully develop new products and services; our success establishing and maintaining collaborative, strategic alliance agreements, licensing and supplier arrangements; our ability to comply with applicable regulations; and the other risks and uncertainties described in our prior filings with the Securities and Exchange Commission. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether because of new information, future developments or otherwise.